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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 17, 2000


                      ASSET BACKED SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                    333-64351               13-3320910
(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
       Incorporation)                File Number)        Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
                   (Address of Principal Executive Offices)
                   ---------------------------------------
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------
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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -----------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

(c)      Exhibits:

         5.1  Legality Opinion of Brown & Wood LLP.

         8.1  Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1 Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASSET BACKED SECURITIES CORPORATION



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



Dated:  March 17, 2000



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                                                   Exhibit Index

Exhibit                                                                  Page

5.1   Legality Opinion of Brown & Wood LLP                                 5

8.1   Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)            5

23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)       5


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                                                    Exhibits 5.1, 8.1 and 23.1



                                                              March 17, 2000

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010




       Re:  Asset Backed Securities Corporation
            Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-2
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Ladies and Gentlemen:

     We have acted as special counsel for Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor"), in connection with the issuance of the Bank One Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of March 1, 2000 (the "Pooling Agreement") between the Depositor, Bank One Capital Corporation, as seller and servicer Homeside Mortgage Corporation, as servicer and LaSalle Bank, as trustee (in such capacity, the "Trustee").

     The Certificates will represent the entire beneficial ownership interest in the Trust. The assets of the Trust will consist primarily of a pool of adjustable rate, fully-amortizing, one-to four-family residential first mortgage loans.

     We have examined such documents and records and made such investigations of such matters of law as we have deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Notes. Capitalized terms used and not defined herein shall have the meanings assigned to them in the Pooling Agreement.

     Based upon the foregoing, we are of the opinion that:

1. Assuming that the Certificates have been duly executed and authenticated by the Trustee in the manner contemplated in the Pooling Agreement, when delivered and paid for, the Certificates will be validly issued and outstanding and entitled to the benefits of the Pooling Agreement.

2. The REMICs as described in the Pooling Agreement and the Prospectus Supplement will qualify as "real estate mortgage investment conduit" ("REMICs") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat the assets of the REMICs as a REMIC, (ii) compliance with the Pooling Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the above referenced documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so.

     We hereby consent to the filing of this opinion as an exhibit to the Company's Report on Form 8-K dated the date hereof.




                                              /s/ BROWN & WOOD LLP
                                              --------------------
                                                  BROWN & WOOD LLP


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                               BROWN & WOOD LLP

                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                                             March 17, 2000

VIA EDGAR
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Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


            Re:   Asset Backed Securities Corporation
                  Mortage Pass-Through Certificates, Series 1999-1
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Ladies and Gentlemen:

     On behalf of Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Depositor's Current Report on Form 8-K in connection with the above-referenced transaction.


                                             Very truly yours,
                                             /s/ Robert A. Ladd
                                             ------------------
                                                 Robert A. Ladd

Enclosure